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                                  BERGER FUNDS

                       SUPPLEMENT DATED SEPTEMBER 3, 2002

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger Financial Group LLC ("Berger"), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus"). As the transaction is presently contemplated, Berger, the investment adviser to the Berger Funds, will be consolidated into Janus and Berger will cease to exist.

It is anticipated that portfolio management of the following Berger Funds, which are advised by subadvisers to Berger, will not be affected:

         Berger Small Cap Value Fund
         Berger Mid Cap Value Fund
         Berger Large Cap Value Fund
         Berger Small Cap Value Fund II

It is presently anticipated that a change in portfolio management of the following Berger Funds will occur:

         Berger Growth Fund
         Berger Large Cap Growth Fund
         Berger Mid Cap Growth Fund
         Berger Small Company Growth Fund
         Berger Balanced Fund
         Berger International Fund
         Berger International CORE Fund
         International Equity Fund
         Berger Information Technology Fund

The Trustees of the Berger Funds, not Janus or Stilwell, will be responsible for selecting a new adviser for these funds. The Trustees have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Berger Funds until the completion of the transaction. It is anticipated that the consolidation of Stilwell will be completed in the first quarter of 2003.